UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): July 23, 2008

EL CAPITAN PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-56262	88-0482413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Airmotive Way, Suite 276, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (775) 786-6444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Filed by El Capitan Precious Metals, Inc.
pursuant to Rule 425 under the Securities Act of 1933
Subject Company: Gold and Minerals Company, Inc.

Item 8.01	Other Events

On July 23, 2008, El Capitan Precious Metals, Inc. (the “Company” or “ECPN”) issued a press release relating to the status of its proposed merger transaction with Gold and Minerals Company, Inc. (“Gold and Minerals”). A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Additional Information About the Merger and Where to Find It

An offer of securities in the United States pursuant to a business combination transaction will only be made through a prospectus which is part of an effective registration statement filed with the Securities and Exchange Commission (the “SEC”). In connection with the proposed merger of ECPN and Gold and Minerals, ECPN will file a registration statement on Form S-4, which will constitute a proxy statement of Gold and Minerals that also constitutes a prospectus of ECPN, and other documents with the SEC. Such registration statement, however, is not currently available. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT ON FORM S-4 AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM S-4, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ECPN, GOLD AND MINERALS AND THE PROPOSED MERGER. Once filed, shareholders and investors will be able to obtain these documents, as well as other filings containing information about ECPN and Gold and Minerals, without charge at the SEC’s website (http://www.sec.gov). Copies of filings made by ECPN will also be available, without charge, once they are filed with the SEC by directing a request to ECPN’s Investor Relations at www.ElCapitanPMi.com.

ECPN, Gold and Minerals and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Gold and Minerals’ shareholders with respect to the proposed merger. Information about Gold and Minerals’ directors and executive officers will be available in ECPN’s proxy statement to be filed with the SEC as referenced above. Information about ECPN’s directors and officers will be available in the proxy statement/prospectus to be filed with the SEC as referenced above, and is currently available in ECPN’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007 filed with the SEC on December 31, 2007 and other public filings with the SEC made by ECPN. Other information about the participants in the proxy solicitation and a description of their direct and indirect interests (by security holdings or otherwise) will be contained in the proxy statement and other relevant materials after they are filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated July 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

Date: July 23, 2008	By:	/s/ R. William Wilson
R. William Wilson
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
99.1	Press Release dated July 23, 2008